SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 21, 2003

                          WEBSTER CITY FEDERAL BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      Federal                         0-26577                     42-1491186
-----------------------------  -----------------------     --------------------
(State or other jurisdiction    (Commission File No.)        (IRS Employer
 of incorporation)                                         Identification No.)




820 Des Moines Street, Webster City, Iowa                       50595-0638
-----------------------------------------                  ------------------
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:  (515) 832-3071


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Exhibits.

         Exhibit No.                        Description
         -----------                        -----------

            99                           Press release dated April 21, 2003

Item 9. Regulation FD Disclosure.

     The following information is furnished pursuant to this Item 9 and in satisfaction of Item 12, "Disclosure of Results of Operations and Financial Condition."

     On April 21, 2003, Webster City Federal Bancorp (the "Company") announced its earnings for the first quarter of the 2003. A copy of the press release dated April 21, 2003, describing earnings for the first quarter of 2003 is attached as Exhibit 99 to this report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        WEBSTER CITY FEDERAL BANCORP


DATE:  April 22, 2003                   By:
                                           -------------------------------------
                                           Phyllis A. Murphy
                                           President and Chief Executive Officer

                                   EXHIBIT 99

                  PRESS RELEASE OF WEBSTER CITY FEDERAL BANCORP




                                                                April 21, 2003
                                                         FOR IMMEDIATE RELEASE

                                        Contact:  Phyllis A. Murphy, President
                                                   and Chief Executive Officer
                                                            Tel (515) 832-3071



                          WEBSTER CITY FEDERAL BANCORP
                           DIVIDEND AND EARNINGS NEWS


Webster City Federal Bancorp has announced a cash dividend of $.25 per share for the quarter ended March 31, 2003. The dividend will be payable to shareholders of record as of May 6, 2003 and will be paid on May 22, 2003. WCF Financial, M.H.C., owner of 1,150,000 of the total outstanding shares of 1,888,376, has announced that it has waived the right to receive the dividend. Accordingly, the dividend will be paid on 738,376 marketable shares owned by the minority stockholders.

Webster  City  Federal  Bancorp is the holding  company for Webster City Federal
Savings Bank and Security Title & Abstract, Inc. The Company reported consolidated net earnings of $305,571 or $.16 per share for the quarter ended March 31, 2003 compared to $350,141 or $.19 per share earned by the Company for the same period the prior year.

Webster City Federal Bancorp stock trades under the Nasdaq symbol of WCFB.